UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2019 (March 1, 2019)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2019, Sharon Fox Spielman, a member of the board of directors (the "Board") of Criteo S.A. (the "Company"), notified the Board of her decision to resign from the Board, effective April 25, 2019. Ms. Fox's resignation did not result from a disagreement with the Company or the Board on any matter relating to the Company's operations, policies or practices.

On March 1, 2019, the Board appointed Marie Lalleman to fill the vacancy on the Board arising as a result of Ms. Fox's resignation, effective April 26, 2019. Ms. Lalleman currently serves as Executive Vice President, Global Client Solutions, of The Nielsen Company. At this time, Ms. Lalleman has not been appointed to any committees of the Board. Ms. Lalleman will participate in the Company's existing non-employee director compensation program, as described under "Director Compensation—Independent Director Compensation" in the Company's definitive proxy statement for its 2018 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 30, 2018.

There are no arrangements or understandings between Ms. Lalleman and any other person pursuant to which she was elected as a director, nor has she been party to any reportable transactions with the Company pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01	Regulation FD Disclosures

On March 7, 2019, the Company issued a press release announcing the Board's decision to appoint Marie Lalleman as a member of the Board. The press release is attached as Exhibit 99.1 hereto. The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: March 7, 2019	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer